EXHIBIT 10.147

              AMENDMENT NUMBER EIGHT TO LOAN AND SECURITY AGREEMENT

      This Amendment Number Eight to Loan and Security Agreement ("Amendment") is entered into as of October 5, 2004, by and between BLUEGREEN CORPORATION, f/k/a Patten Corporation, a Massachusetts corporation ("Borrower"), and WELLS FARGO FOOTHILL, INC., a California corporation, f/k/a/ Foothill Capital Corporation ("Foothill"), in light of the following:

      FACT ONE: Borrower and Foothill have previously entered into that certain Amended and Restated Loan and Security Agreement, dated as of September 23, 1997, as Amended by that certain Amendment Number One to Loan and Security Agreement dated as of December 1, 2000, as further amended by that certain Amendment Number Two to Loan and Security Agreement dated as of November 9, 2001, that certain Amendment Number Three to Loan and Security Agreement dated as of August 28, 2002, that certain Amendment Number Four to Loan and Security Agreement dated as of March 26, 2003, that certain Amendment Number 5 to Loan and Security Agreement dated as of September 1, 2003, that certain Amendment Number 6 to Loan and Security Agreement dated as of April 2, 2004, and that certain Amendment Number 7 to Loan and Security Agreement dated as of September 21, 2004 (as amended, the "Agreement").

      FACT TWO: Borrower and Foothill desire to amend the Agreement as provided for and on the conditions herein.

      NOW, THEREFORE, Borrower and Foothill hereby amend and supplement the Agreement as follows:

      1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

      2. AMENDMENTS.

            (a) The following new definitions are added to Section 1.1 of the
Agreement:

                  ""Eighth Amendment" means that certain Amendment Number Eight to Loan and Security Agreement dated as of October ___, 2004, executed by Borrower and Foothill."

            (b) The definition of "Land Inventory Borrowing Base" in Section 1.1 of the Agreement is deleted in its entirety and the following substituted in its place and stead:

                  ""Land Inventory Borrowing Base" means an amount equal to: (a) the lesser of (a) Ten Million Dollars ($10,000,000) or (b) sixty-seven percent (67%) of the six month liquidation value as determined by Appraisal

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                  Associates, valued as of September 17, 2004, or (c) Foothill's in-house appraisal (or third-party appraisal, if Foothill, in its sole absolute discretion, desires) of the Real Property."

            (c) Section 2.4(d)(2) of the Loan Agreement is deleted in its entirety and the following substituted in its place and stead:

                  "2.4(d)(2) In addition to the other payments required herein, Borrower shall make quarterly minimum principal payments on the sums borrowed pursuant to Section 2.2 herein in the amount of Seven and One Half Percent (7.50%) of each initial funding of a Land Inventory Advance, commencing on the third month anniversary of each initial funding under Section 2.2, and continuing on every third month anniversary thereafter during the term hereof. Payments received pursuant to Section 4.7 herein shall be credited against such minimum quarterly principal payments, and to the extent that such payments received pursuant to Section 4.7 exceed the minimum principal payments called for above, such additional payments shall be permanently applied in reduction of the Obligations."

            (d) Section 2.7 of the Loan Agreement is amended by adding the following new sub-section (f):

                  "(f) Eighth Amendment Fee. In consideration of Foothill entering into the Eighth Amendment, Borrower shall pay to Foothill an amendment fee in the amount of Fifty Thousand Dollars ($50,000), which such sum Foothill may advance and when so advanced shall become part of the Obligations."

      3. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Foothill that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

      4. NO DEFAULTS. Borrower hereby affirms to Foothill that no Event of Default has occurred and is continuing as of the date hereof.

      5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Foothill of an executed copy of this Eighth Amendment.

      6. COSTS AND EXPENSES. Borrower shall pay to Foothill all of Foothill's out-of-pocket costs and expenses (including, without limitation, title fees, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees, and the reasonable fees and expenses of its counsel) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

      7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of


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this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.


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      8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto. This Agreement may be executed and the signature pages telecopied between the parties. A telefacsimile signature is deemed an original for all purposes.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                        WELLS FARGO FOOTHILL, INC.,
                                        a California corporation, f/k/a FOOTHILL
                                        CAPITAL CORPORATION,


                                        By:
                                           -------------------------------------
                                        Title:
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                                        BLUEGREEN CORPORATION,
                                        a Massachusetts corporation



                                        By:
                                           -------------------------------------
                                        Title:
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